UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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Endo International plc
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Your Vote Counts! ENDO INTERNATIONAL PLC 2021 Annual General Meeting Vote by June 9, 2021 11:59 PM ET ENDO INTERNATIONAL PLC FIRST FLOOR, MINERVA HOUSE SIMMONSCOURT ROAD, BALLSBRIDGE DUBLIN 4, IRELAND ATTN: MATTHEW J. MALETTA D41339-P49443 You invested in ENDO INTERNATIONAL PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 10, 2021. Get informed before you vote View the Notice and Proxy Statement, Endo International plc 2020 Annual Report on Form 10-K and Irish Statutory Accounts online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and June 10, 2021 8:00 a.m. (Local Time) vote without entering a control number ENDO INTERNATIONAL PLC First Floor, Minerva House Simmonscourt Road, Ballsbridge Dublin 4, Ireland *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors to serve until the next Annual General Meeting of the Shareholders
Nominees:
1a. Mark G. Barberio For 1b. Jennifer M. Chao For 1c. Blaise Coleman For 1d. Shane M. Cooke For 1e. Nancy J. Hutson, Ph.D. For 1f. Michael Hyatt For 1g. William P. Montague For 1h. M. Christine Smith, Ph.D. For
2. To approve, by advisory vote, named executive officer compensation. For
3. To renew the Board’s existing authority to issue shares under Irish law. For
4. To renew the Board’s existing authority to opt-out of statutory pre-emption rights under Irish law. For
5. To approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public For accounting firm for the year ending December 31, 2021 and to authorize the Board of Directors, acting through the Audit & Finance Committee, to determine the independent registered public accounting firm’s remuneration.
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D41340-P49443